SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2003

ALLIANCE BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-49976	46-0488111
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

14280 Park Meadow Drive #350
Chantilly, Virginia 20151
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 814-7200

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

99.1 Alliance Bankshares Corporation press release dated May 7, 2003

Item 9. Regulation FD Disclosure.

     The following information and exhibit is being furnished under “Item 12. Disclosure of Results of Operations and Financial Condition.”

     On May 7, 2003, Alliance Bankshares Corporation issued a press release announcing first quarter results for the quarter ended March 31, 2003. A copy of the company’s press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alliance Bankshares Corporation

By: /s/ Paul M. Harbolick, Jr. Paul M. Harbolick, Jr. Executive Vice President and Chief Financial Officer